                                                                     EXHIBIT 1.1



                              TREX COMPANY, INC.
                                 Common Stock



                             ____________________


                            UNDERWRITING AGREEMENT


                                                              New York, New York
                                                                  March __, 1999


SCHRODER & CO. INC.
As Representative of the
Underwriters
named in Schedule I hereto
c/o Schroder & Co. Inc.
Equitable Center
787 Seventh Avenue
New York, New York 10019-6016

Ladies and Gentlemen:

     Trex Company, Inc., a Delaware corporation (the "Company"), proposes,
                                                      -------
subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters"), an aggregate of
                      ----------              ------------
3,250,000 shares (the "Company Firm Securities") of Common Stock, par value $.01
                       -----------------------
per share ("Common Stock"), and the persons listed on Schedule II (the "Selling
            ------------                              -----------       -------
Stockholders") (who, as set forth on Schedule II comprise all of the record and
------------                         -----------
beneficial owners of the Selling Stockholder Securities (as defined below)) propose, subject to the terms and conditions stated herein, to sell to the Underwriters, an aggregate of 103,000 shares of Common Stock (the "Selling
                                                                   -------
Stockholder Securities" and collectively with the Company Firm Securities, the
----------------------
"Firm Securities").  In addition, the Company proposes to grant to the
------------------
Underwriters an option to purchase up to an additional 502,950 shares of Common Stock (the "Option Securities"), on the terms and for the purposes set forth in
            -----------------
Section 3 hereof. The Firm Securities and the Option Securities are herein collectively referred to as the "Securities." Except as may be expressly set
                                 ----------
forth
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below, any reference to you in this Agreement shall be solely in your capacity as the representative of the Underwriters (in such capacity, the "Representative").
 --------------

     It is understood that the Securities will be offered and sold in the United States and, subject to applicable law, may be offered and sold outside the United States.

     1. The Company represents and warrants to, and agrees with each of the Underwriters and the Selling Stockholders that:

          (a) A registration statement on Form S-1 (File No. 333-63287) as amended by Amendment Nos. 1 through 4 thereto (the "Initial Registration
                                                         --------------------
     Statement"), and as a part thereof a preliminary prospectus, in respect of
     ---------
     the Securities, has been filed with the U.S. Securities and Exchange Commission (the "Commission") in the form heretofore delivered to the
                      ----------
     Representative for each of the other Underwriters; if the Initial Registration Statement has not become effective, an amendment to the Initial Registration Statement, including a form of final prospectus, necessary to permit the Initial Registration Statement to become effective, will promptly be filed by the Company with the Commission; if the Initial Registration Statement has become effective and any post-effective amendment to the Initial Registration Statement has been filed with the Commission prior to the execution and delivery of this Agreement, which amendment or amendments shall be in form acceptable to the Representative, the most recent such amendment has been declared effective by the Commission; if the Initial Registration Statement has become effective, a final prospectus relating to the Securities containing information permitted to be omitted at the time of effectiveness by Rule 430A of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), will timely be filed by the Company pursuant to
                      ---
     Rule 424(b) of the rules and regulations of the Commission under the Act and, if applicable, a new registration statement increasing the size of the offering pursuant to Rule 462(b) of the rules and regulations of the Commission under the Act (the "Rule 462(b) Registration Statement") will
                                    ----------------------------------
     timely be filed by the Company pursuant to Rule 462(b) of the rules and regulations of the Commission under the Act (any preliminary prospectus filed as part of the Initial Registration Statement being herein called a "Preliminary Prospectus," the Initial Registration Statement as amended at
      ----------------------
     the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective (the "Effective Date"), including all
                                           --------------
     exhibits thereto and all information deemed to be a part thereof at such time pursuant to Rule 430A of the rules and regulations of the Commission under the Act, together with all parts of the Rule 462(b) Registration Statement and all exhibits thereto, being herein called the "Registration
                                                                  ------------
     Statement," and the final prospectus relating to the Securities in the form
     ---------
     first filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement, being herein called the "Prospectus");
                 ----------

          (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and any Preliminary Prospectus distributed to potential investors did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and
                                --------  -------
     warranty to the Underwriters shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Representative or another Underwriter through the Representative expressly for use therein, and this representation and warranty to any Selling Stockholder shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Underwriters or the Company by such Selling Stockholder expressly for use therein;

          (c) On the Effective Date and the date the Prospectus was or is filed with the Commission, and when any further amendments to the Registration Statement become effective or any further amendments or supplements to the Prospectus are filed with the Commission, as the case may be, (i) the Registration Statement, the Prospectus and such amendments or supplements did and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, (ii) the Registration Statement and such amendments did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and such amendments or supplements did not and will not contain an untrue statement of a material fact or fail to state a material fact required to be stated therein, or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation
                                     --------  -------
     and warranty to the Underwriters shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Representative or another Underwriter through the Representative expressly for use therein, and this representation and warranty to any Selling Stockholder shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished to the Underwriters or the Company by such Selling Stockholder expressly for use therein;

          (d) Upon consummation of the Reorganization (as defined below), TREX Company, LLC (the "Subsidiary") will become a wholly-owned subsidiary of the Company;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with all requisite power and corporate or similar authority to own its properties and to conduct its business as described in the Prospectus, and, where applicable, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the business affairs or prospects of the Company and the Subsidiary taken as a whole (a "Material Adverse Effect"));
               -----------------------

          (f) The Subsidiary has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with all requisite power and authority as a limited liability company to own its properties and to conduct its business as described in the Prospectus, and has been duly qualified for the transaction of business and is in good standing as a limited liability company under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification (except where the failure to so qualify would not have a Material Adverse Effect);

          (g) All the issued equity interests in the Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and, upon consummation of the Reorganization, will be owned by the Company free and clear of all liens, encumbrances, equities, security interests or claims; and there are no outstanding options, warrants or other rights calling for the issuance or redemption of, and there are no commitments, plans or arrangements to issue or redeem, any equity interests in the Subsidiary or any security convertible or exchangeable or exercisable for equity interests in the Subsidiary; except for the equity interests in the Subsidiary owned by the Company, neither the Company nor the Subsidiary owns, directly or indirectly, any shares of capital stock of any corporation or has any equity interest in any limited liability company, partnership, joint venture, association or other entity; and except as disclosed in the Prospectus, neither the Company nor the Subsidiary has any agreement or understanding with respect to the acquisition or purchase of the securities of, or securities owned by, any person or entity or with respect to the acquisition of the business, assets or liabilities of any person or entity, and neither the Company nor the Subsidiary has any agreement or understanding with respect to the disposition or sale of its business, assets or properties;

          (h) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of this Agreement and performance by the Company of its obligations under this Agreement have been duly and validly authorized by all requisite corporate action of the Company; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies;

          (i) Neither the Company nor the Subsidiary has, since the date of the latest audited financial statements included in the Prospectus, sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference is material to the Company and the Subsidiary taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and, except as set forth or contemplated in the Registration Statement and the Prospectus, there has not been, and prior to the Time of Delivery (as defined below) there will not be, any change in the shares of capital stock of the Company or equity interests in the Subsidiary or change in the debt of the Company or the Subsidiary, any dividend or distribution of any kind declared, paid or made on the shares of capital stock of the Company or equity interests in the Subsidiary, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the stockholders' equity of the Company or the management, financial condition, or results of operations of the Company and the Subsidiary taken as a whole, and neither Company nor the Subsidiary has entered into any material transactions not in the ordinary course of business other than as set forth or contemplated in the Registration Statement and the Prospectus;

          (j) The Company and the Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by each of them, in each case free and clear of all liens, prior claims, encumbrances and defects except such as are described in or contemplated by the Prospectus, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or the Subsidiary, as the case may be, or do not have a Material Adverse Effect, and any real property and buildings held under lease by the Company or the Subsidiary are held by them under valid, subsisting and enforceable leases of record with such exceptions as are not material and do not interfere with the use made and proposed to be made of such real property and buildings by the Company or the Subsidiary, as the case may be, or do not have a Material Adverse Effect;

          (k) The Company has an authorized, issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, are free of any preemptive rights, rights of first refusal or similar rights, were issued and sold in compliance with the applicable U.S. federal and state securities laws, were issued without violation of any preemptive rights, rights of first refusal or similar rights, and conform in all material respects to the description thereof in the Prospectus; except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance or redemption of, and there are no commitments, plans or arrangements to issue or redeem, any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for shares of capital stock of the Company; there are no holders of securities of the Company who, by reason of the filing of the Registration Statement or the Prospectus or the offering or sale of the Securities have the right (and have not waived such right) to request the Company to include in the Registration Statement or the Prospectus securities owned by them;

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

          (l) The Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, and will conform in all material respects to the description thereof in the Prospectus; and the Securities have been duly authorized for listing on the New York Stock Exchange, Inc. (the "NYSE") upon official notice of issuance, and a
                          ----
     registration statement has been timely filed on Form 8-A pursuant to
     Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which registration statement complies in all material respects with the Exchange Act and the rules and regulations promulgated thereunder;

          (m) The execution and delivery of this Agreement, the performance of the obligations of the Company under this Agreement, the consummation of the transactions herein contemplated, the issuance and sale of the Securities, the compliance by the Company with all the provisions of this Agreement and the application of the net proceeds from the offering and sale of the Securities in the manner set forth in Prospectus under the heading "Use of Proceeds" do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim, prior claim or encumbrance upon, any of the property or assets of the Company or the Subsidiary, pursuant to any indenture, mortgage, deed of trust, loan agreement or other contract, agreement, license or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the property or assets of the Company or the Subsidiary is subject (any of the foregoing constituting a "Conflict"), nor do or will any such actions result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or the Certificate of Formation or Limited Liability Company Agreement of the Subsidiary, in each case as amended through the date hereof and each Closing Date, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their respective properties (any of the foregoing constituting a "Violation"); and no consent, approval, authorization, filing, order, registration or qualification of or with any court or governmental agency or body is required (all of the foregoing constituting a "Consent") for the issue and sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except the registration under the Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Securities by the Underwriters, except for any such Conflict or Violation which would not, or any such Consent, which the failure to obtain would not, individually or in the aggregate, result in a Material Adverse Effect or that would not, individually or in the aggregate, impair the Company's ability to consummate the transactions herein contemplated;

          (n) Except as disclosed in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending to which the Company, the

     Subsidiary or any of their respective officers or directors is a party or of which any property of the Company or the Subsidiary is subject that could prevent consummation of the transactions contemplated by this Agreement or that is required to be disclosed in the Registration Statement or the Prospectus or any other such proceedings, other than litigation or proceedings incident to the business conducted by the Company and the Subsidiary that will not individually or in the aggregate have a Material Adverse Effect; to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened or contemplated by others; and neither the Company nor the Subsidiary is involved in any employee or labor dispute, nor, to the best of the Company's knowledge, is any employee or labor dispute threatened, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of the suppliers, distributors or contractors of the Company or the Subsidiary, that would have a Material Adverse Effect;

          (o) The Company is not aware of any threatened or pending litigation or any dispute between it or the Subsidiary, on the one hand, and any of their executive officers or key employees, on the other hand, which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, and has no reason to believe that any executive officers or key employees will not remain in the employment of the Company or the Subsidiary, as the case may be, for the foreseeable future;

          (p) The Company and the Subsidiary have all material licenses, permits and other approvals or authorizations of and from governmental or regulatory authorities ("Permits") as are necessary under applicable law to
                              -------
     own or lease their properties, and to otherwise conduct their businesses in the manner now being conducted and as described in the Prospectus; and the Company and the Subsidiary have fulfilled and performed all of their respective obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits; except, in any of the above cases, where any failure to have such Permits, failure to fulfill and perform such obligations or an occurrence of any such event would not reasonably be expected to have a Material Adverse Effect;

          (q) Ernst & Young, LLP, who have certified certain financial statements and delivered their reports with respect to audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act;

          (r) The financial statements included in the Registration Statement and the Prospectus present fairly (i) the financial position of the Company as at December 31, 1998, (ii) the financial position of the Subsidiary as at December 31, 1997 and 1998 and the results of operations, the undistributed income, the cash flows and changes in members' equity of the Subsidiary for the period from July 1, 1996 through December 31, 1996 and for the years ended December 31, 1997 and

     1998, and (iii) the results of operations, divisional operating equity deficit and cash flows of the Composite Products Division of Mobil Oil Corporation (the "Predecessor") for the year ended December 31, 1995 and for the period from January 1, 1996 through August 28, 1996, in each case in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise stated therein, and include all adjustments necessary for a fair presentation of the results for such periods; the other financial data set forth in the Registration Statement and the Prospectus are accurately presented and, to the extent such data are derived from the financial statements and books and records of the Company, the Subsidiary and the Predecessor, are prepared on a basis consistent with such financial statements and the books and records of the Company, the Subsidiary and the Predecessor; the pro forma financial information included in the Registration Statement and the Prospectus has been properly compiled and complies in all material respects with the applicable accounting requirements of Rule 11-01 and Rule 11-02 of Regulation S-X of the Commission, and includes all adjustments necessary for a fair presentation of the results for such periods; the assumptions described in the notes to the pro forma statement of operations data and pro forma balance sheet data contained in the Prospectus provide or will provide, as the case may be, a reasonable basis for presenting the significant direct effects of the transactions contemplated therein, and the pro forma adjustments made therein give appropriate effect to those assumptions; and no other financial statements or schedules are required to be included in the Registration Statement and the Prospectus;

          (s) There are no statutes or governmental regulations, or any contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement which are not described therein accurately in all material respects or filed as exhibits thereto; and all such contracts to which the Company or the Subsidiary is a party have been duly authorized, executed and delivered by the Company or the Subsidiary, constitute valid and binding agreements of the Company and are enforceable against the Company or such Subsidiary in accordance with the terms thereof;

          (t) The Company and the Subsidiary own or possess adequate patent rights or licenses or other rights to use patent rights, inventions, trademarks, service marks, trade names, copyrights, technology and know-how necessary to conduct the business now or proposed to be operated by them as described in the Prospectus; except as set forth in the Prospectus, neither the Company nor the Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patent, patent rights, inventions, trademarks, service marks, trade names, copyrights, technology or know-how which, individually or in the aggregate, could have a Material Adverse Effect; and, the discoveries, inventions, products or processes of the Company and the Subsidiary referred to in the Prospectus do not, to the Company's knowledge, infringe or conflict with any patent or right of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party known to the Company;

          (u) Neither the Company nor the Subsidiary is in violation of any term or provision of its Certificate of Incorporation or Bylaws (in the case of the Company) or Certificate of Formation or Limited Liability Company Agreement (in the case of the Subsidiary), in each case as amended through the date hereof and each Closing Date, or any law, ordinance, administrative or governmental rule or regulation applicable to the Company or the Subsidiary, or of any decree of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary where the consequences of such violation could reasonably be expected to have a Material Adverse Effect;

          (v) No default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, bank loan or credit agreement, lease or other contract, agreement, license or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or the Company's or the Subsidiary's properties is bound or may be affected, where such default could reasonably be expected to have a Material Adverse Effect;

          (w) The Company and the Subsidiary have timely filed all necessary tax returns and notices (except where the failure to file such returns or notices could not reasonably be expected to have a Material Adverse Effect) and have paid or made provision for all federal, state, county, local and foreign taxes of any nature whatsoever for all tax years through December 31, 1998, and have paid or made provision for all federal, state, county, local and foreign taxes for any later periods to the extent such taxes have become due; except as may be set forth or adequately reserved for in the financial statements included in the Registration Statement and the Prospectus, the Company has no knowledge, or any reasonable grounds to know, of any tax deficiencies (including interest or penalties accrued or accruing) which would have a Material Adverse Effect; the Company and the Subsidiary have paid all taxes which have become due, whether pursuant to any assessment or reassessment or otherwise, and there is no further liability (whether or not disclosed on such returns) or assessment or reassessment for any such taxes, and no interest or penalties accrued or accruing with respect thereto; neither the Company nor the Subsidiary has granted or agreed to any extensions of the periods provided for under applicable law for the issuance of tax assessments or reassessments; the amounts currently set up as provisions for taxes or otherwise by the Company and the Subsidiary on their books and records are sufficient for the payment of all its unpaid federal, state, county, local and foreign taxes accrued through the dates as of which they speak, and for which the Company or the Subsidiary may be liable in its own right, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity;

          (x) The Company and the Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to material assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (y) Neither the Company nor the Subsidiary is in violation of, nor has either of them received any outstanding notice of a violation of, any applicable federal, state, county, local or foreign law or regulation relating to equal opportunity or discrimination in the hiring, promotion or compensation or civil rights generally of employees, or any applicable federal, provincial or state wages and hours laws, or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, or any legislation relating to labor standards or antitrust or trade regulation matters, where such violation could reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiary (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment, hazardous or toxic substances or waste, pollutants or contaminants or the collection of water for human consumption ("Environmental Laws"), (ii) have received all Permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of any such Permit, license or approval; there has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company or the Subsidiary (or to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or the Subsidiary or in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or Permit or which would require remedial action by the Company or the Subsidiary under any applicable law, ordinance, rule, regulation, order, judgment, decree or Permit; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any solid wastes or hazardous substances due to or caused by the Company or any Subsidiary; and the terms "hazardous substances" and "solid wastes" shall
                                --------------------       ------------
     have the meanings specified in any applicable local, state and federal Environmental Laws or regulations; except for such failures to comply, failure to receive Permits, licenses or approvals, violations or other action, inaction or occurrence that could not reasonably be expected to have a Material Adverse Effect;

          (z) Neither the Company nor the Subsidiary, nor any of their respective officers, directors, employees or agents, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, or made any unlawful payment of funds of the Company or the Subsidiary or received or retained any funds in violation of any law, rule or regulation; none of the Company, the Subsidiary, nor, to the Company's best knowledge, any of their respective directors, officers, employees, consultants or agents (in the course of such person's actions for, or on behalf of, the Company or the Subsidiary) has violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or has made any bribe, rebate, payoff, influence, payment, kickback or other unlawful payment;

          (aa) Neither the Company nor the Subsidiary, nor any of their respective officers, directors, employees or agents, have taken or will take, directly or indirectly, any action designed to or which has constituted or that might be reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or that operates or would operate as a fraud or deceipt or any conspiracy with respect thereto, in which the Company or the Subsidiary shall participate, in connection with the issuance or sale of any security of the Company;

          (bb) Other than with respect to the Underwriters or TriCapital Corporation as described in the Prospectus, the Company has not incurred any liability for finder's or broker's fees or agent's commissions in connection with the execution, delivery or performance of this Agreement, the offer and sale of the Securities or the transactions contemplated hereby;

          (cc) The Company has furnished to the Representative true, accurate and complete copies of letters from each of the executive officers, directors, employees and current stockholders of the Company listed on Appendix A (collectively, the "Lock-Up Agreements") pursuant to which such
                                    ------------------
     persons have agreed that for a period of 180 days after the Time of Delivery (the "Lock-Up Period"), except pursuant to this Agreement or as
                    --------------
     specified in the Lock-Up Agreements, such persons will not offer, sell, contract to sell, issue or grant an option or other right for the purchase or sale of, assign, transfer, make a distribution of, pledge hypothecate or otherwise encumber or dispose of, or grant any rights with respect to (collectively, a "Disposition"), any shares of the Company or any
                       -----------
     securities, instruments or other rights convertible into or exercisable or exchangeable for, or evidencing any right to purchase or subscribe for, any shares of capital stock of the Company (collectively, the "Company
                                                                -------
     Securities"), directly or indirectly, without the prior written consent of
     ----------
     Schroder & Co. Inc.;

               The foregoing restrictions have been expressly agreed to preclude a holder of Company Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Company Securities during the Lock-Up Period, even if such Company Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Company Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Company Securities. Furthermore, each such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Company Securities held by such person except in compliance with this restriction.

          (dd) The Company is not an "investment company," an entity "controlled" by an "investment company," or an "affiliated person" of, or "promoter", or "principal underwriter", for, an "investment company," nor, immediately after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom as set forth in the Prospectus, will the Company be an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

          (ee) Except as disclosed in the Prospectus, no holder of any security of the Company has any right to require registration of Common Stock or any other security of the Company;

          (ff) The Company and the Subsidiary maintain insurance for themselves of the types and in the amounts which they believe are reasonably adequate for their respective businesses, all of which insurance is in full force and effect;

          (gg) There are no affiliations with the NASD among the Company's officers, directors or, to the Company's best knowledge, any five percent or greater security holder of the Company, except as disclosed in writing to the Representative;

          (hh) The Company has not distributed and, prior to the last to occur of (i) the Time of Delivery, (ii) the Option Securities Delivery Date (as defined below) or (iii) completion of the distribution of the Securities, will not distribute any securities without the Representative's prior written consent in connection with the offering and sale of the Securities.

          (ii) The statements set forth in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the terms of the Common Stock, and under the captions "Risk Factors - Impact of Government Regulation," "Business - Governmental Regulation," "Risk Factors - Shares Eligible for Future Sale; Registration Rights" and "Underwriting," as well as under the caption "Indemnification of Directors and Officers" in Item 14 of Part II of the Registration Statement, to the extent they constitute summaries of U.S. federal statutes, rules and regulations, or portions thereof, or insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.

     2. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters that:

          (a) Such Selling Stockholder has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization;

          (b) Such Selling Stockholder has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution and delivery of this Agreement and the performance by such Selling Stockholder of its obligations under this Agreement have been duly and validly authorized by all requisite action on the part of such Selling Stockholder, and this Agreement constitutes the legal, valid and binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies;

          (c) Such Selling Stockholder has, and at the Time of Delivery will have, good and valid title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any liens, encumbrances, equities, security interests, prior claims, claims and other restrictions of any nature whatsoever, and such Selling Stockholder has the full legal right, power and authority, and any approval required by law, to enter into this Agreement and to sell, assign, transfer and deliver the Securities being sold by it hereunder and to make the representations, warranties, covenants and agreements made by such Selling Stockholder in this Agreement; and upon the delivery of and payment for such Securities as herein provided, the several Underwriters will acquire good and valid title thereto (assuming the Underwriters are without notice of any "adverse claim" (as such term is defined in the New York Uniform Commercial Code) and are otherwise bona fide purchasers for purposes of the New York Uniform Commercial Code), free and clear of all liens, encumbrances, equities, security interests, prior claims, claims and other restrictions of any nature whatsoever. The foregoing representation shall apply to CIG & Co., as the record holder, and each of Connecticut General Life Insurance Company ("CIGNA") and Life Insurance Company of North America ("LICNA"), as the beneficial owners, respectively, of the Selling Stockholder Securities to be sold by CIGNA and LICNA, as set forth on Schedule II, in each case as to their respective
                            -----------
     interests in such Selling Stockholder Securities;

          (d) Such Selling Stockholder has duly executed and delivered an agreement and power of attorney with respect to such Selling Stockholder (the "Agreement and Power-of-Attorney") in the form heretofore delivered to
           -------------------------------
     the Representative, appointing [___________________] such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to
                                          ----------------
     execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing ChaseMellon Shareholder Services, L.L.C., as custodian thereunder (the "Custodian"). Certificates in negotiable form,
                                ---------
     endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Stockholder hereunder have been deposited with the Custodian pursuant to the Agreement and Power-of-Attorney for the purpose of delivery pursuant to this Agreement. Such Selling Stockholder has full power and authority to enter into the Agreement and Power-of-Attorney and to perform its obligations thereunder. The execution and delivery of the Agreement and Power-of-Attorney have been duly authorized by all necessary corporate action of such Selling Stockholder; the Agreement and Power-of-Attorney has been duly executed and delivered by such Selling Stockholder and, assuming due authorization, execution and delivery by the Custodian, is the legal, valid, binding instrument of such Selling Stockholder, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally, now or hereafter in effect, and subject to the availability of equitable remedies. Such Selling Stockholder agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters, the Company and the other Selling Stockholders hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement and to carry out the terms of this Agreement are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Agreement and Power-of-Attorney, by any act of such Selling Stockholder, by operation of law, or otherwise, whether by its liquidation or dissolution. If any Selling Stockholder shall liquidate or dissolve or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof;

          (e) Neither the execution and delivery or performance of this Agreement or the Agreement and Power-of-Attorney or the consummation of the transactions herein or therein contemplated nor the compliance with the terms hereof or thereof by such Selling Stockholder will conflict with, or result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, claim or encumbrance on any property of such Selling Stockholder under any indenture, mortgage, deed of trust, lease or other contract, agreement, license or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder's property is bound, or the certificate of incorporation, bylaws or other organizational or governing instruments of such Selling Stockholder, or any statute, ruling, judgment, decree, order, or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder; and no consent, approval, authorization, order, registration or qualification of or with any governmental authority is required, except such as have been obtained, such as may be required under federal, state or foreign securities or Blue Sky laws or by the by-laws and rules of the NASD and, if the registration statement filed with respect to the Securities is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act;

          (f) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization (within the meaning of Regulation M promulgated under the Act) or manipulation of the price of any security of the Company;

          (g) The sale by such Selling Stockholder of Securities pursuant hereto is not prompted by any adverse information concerning the Company that, to the knowledge of such Selling Stockholder (without any independent investigation), is not set forth in the Registration Statement or the Prospectus;

          (h) The information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate;

          (i) At the Time of Delivery, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

          (j) The Selling Stockholder has not distributed and, prior to the last to occur of (i) the Time of Delivery, (ii) the Option Securities Delivery Date or (iii) completion of the distribution of the Securities, will not distribute without the prior written consent of the Representative any offering material directly or indirectly in connection with the offering and sale of the Securities; and

          (k) None of the Company, counsel to the Company, the Underwriters, or counsel to the Underwriters has made any representations or warranties or provided any information to such Selling Stockholder with respect to the tax consequences of the sale of the Securities.

     3. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters an aggregate of 3,250,000 Company Firm Securities, each Selling Stockholder agrees to sell to the several Underwriters the number of Selling Stockholder Securities set forth on Schedule
                                                                       --------
II opposite the name of such Selling Stockholder, and each of the Underwriters
--
agrees to purchase from the Company and the Selling Stockholders, at a purchase price of $_____________ per share (the "per share purchase price"), the respective aggregate number of Firm Securities determined in the manner set forth below. The obligation of each Underwriter to the Company shall be to purchase that portion of the number of shares of Common Stock to be sold by the Company or such Selling Stockholders pursuant to this Agreement as the number of Firm Securities set forth opposite the name of such Underwriter on Schedule I
                                                                   ----------
bears to the total number of Firm Securities to be purchased by the Underwriters pursuant to this Agreement, in each case adjusted by the Representative such that no Underwriter shall be obligated to purchase Firm Securities other than in 100 share blocks. In making this Agreement, each Underwriter is contracting severally and not jointly.

          In addition, subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, as required (for the sole purpose of covering over-allotments in the sale of the Firm Securities), up to 502,950 Option Securities at the per share purchase price as stated in the preceding paragraph. The right to purchase the Option Securities may be exercised by the Representative giving 48 hours' prior written or telephonic notice (subsequently confirmed in writing) to the Company of the Underwriters' determination to purchase all or a portion of the Option Securities. Such notice may be given at any time within a period of 30 days following the Time of Delivery. Option Securities shall be purchased severally for the account of each Underwriter in proportion to the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto.
                                                              ----------
No Option Securities shall be delivered to or for the accounts of the Underwriters unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided. The respective purchase obligations of each Underwriter shall be adjusted by the Representative so that no Underwriter shall be obligated to purchase Option Securities other than in 100 share blocks.

          It is agreed that 162,500 shares of Common Stock (the "Reserved Shares") initially will be reserved by the Underwriters for offer and sale to certain individuals, including directors and employees of the Company, members of their families or friends, and other persons having business relationships with the Company, at the per share purchase price. Any allocation of such Reserved Shares among such persons will be made in accordance with directions received by the Representative from the Company not less than ____ days prior to the Time of Delivery, provided that under no circumstances will the Representative or any Underwriter be liable to the Company or any such person for any action taken or omitted in good faith in connection with such allocation of Reserved Shares to such persons. As a condition to the purchase of Reserved Shares, any purchaser thereof will be required to execute and deliver to the Representative a Lock-Up Agreement. It is further understood that any such Reserved Shares which are not purchased by such persons will be offered by the Underwriters for sale to the public upon the terms and conditions set forth in the Prospectus.

     4. The Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

     5. Certificates in definitive form for the Firm Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds to the account of the Company in the amount of the purchase price of the Company Firm Securities as specified on Schedule III hereto, and by wire transfer of
                           ------------
immediately available funds to the account of each Selling Stockholder, as specified on Schedule III hereto, in the amount specified thereon for the
             ------------
purchase price of the Selling Stockholder Securities being sold by such Selling Stockholder as specified on Schedule III hereto, at the offices of the
                            ------------
Representative at Equitable Center, 787 Seventh Avenue, New York, New York, at 9:30 A.M., New York City time, on __________, 1999, or at such other time, date and place as the Representative and the Company may agree upon in writing, such time and date being herein called the "Time of
                                                                   -------
Delivery."
--------

     Certificates in definitive form for the Option Securities to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to the Representative for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price thereof by wire transfer of immediately available funds to the account of the Company as specified on
Schedule III hereto, in New York, New York, at such time and on such date (not
------------
earlier than the Time of Delivery nor later than ten business days after giving of the notice delivered by the Representative to the Company) and in such denominations and registered in such names as shall be specified in the notice delivered by the Representative to the Company with respect to the purchase of such Option Securities. The date and time of such delivery and payment are herein sometimes referred to as the "Option Securities Delivery Date."
                                     -------------------------------

     Certificates for the Firm Securities and the Option Securities so to be delivered will be in good delivery form, and in such denominations and registered in such names as the Representative may request not less than 48 hours prior to the Time of Delivery and the Option Securities Delivery Date, respectively. Such certificates will be made available for checking and packaging in New York, New York, at least 24 hours prior to the Time of Delivery or Option Securities Delivery Date, as applicable.

     In lieu of delivering certificates in definitive form for the Securities to be delivered by the Company and the Selling Stockholders hereunder, the Company and the Selling Stockholders may make electronic delivery of such Securities through the facilities of The Depository Trust Company under arrangements satisfactory to the Company, the Selling Stockholders, the transfer agent for the Securities and the Representative.

     6.   The Company covenants and agrees with each of the Underwriters:

          (a) If the Registration Statement has not become effective, to file promptly any required amendment to the Registration Statement with the Commission and use its best efforts to cause the Registration Statement to become effective; if the Registration Statement has become effective, to timely file the Prospectus with the Commission as required under Rule 424(b) under the Act; to make no further amendment to the Registration Statement or any amendment or supplement to the Prospectus which shall be disapproved by the Representative after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof of the time when the Registration Statement or any amended Registration Statement has become effective or any amendment or supplement to the Prospectus has been filed, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending of the Registration Statement or the amending or supplementing of the Prospectus or for additional information; and in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, promptly to use its best efforts to obtain withdrawal of any such order;

          (b) Promptly from time to time to take such action as the Representative may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions (within or without the United States) as the Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action which would subject it to taxation, other than as to matters and transactions relating to the offer and sale of the Securities in each jurisdiction in which the Securities have been qualified as provided above;

          (c) To furnish each of the Representative and counsel for the Underwriters, without charge, three signed copies of the Initial Registration Statement filed with respect to the Securities and each amendment thereto (including all exhibits thereto) and to each other Underwriter, without charge, a conformed copy of such Registration Statement and each amendment thereto (without exhibits thereto) and, so long as a prospectus relating to the Securities is required to be delivered under the Act, as many printed copies of each Preliminary Prospectus, the Prospectus, and all amendments or supplements thereto as the Representative may from time to time reasonably request. If at any time when the delivery of a prospectus is required under the Act an event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make statements therein, in the light of the circumstances under which they were made when such Prospectuses are delivered, not misleading, or would contain any misrepresentation or omission likely to affect the market price of the Securities, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act, the Company will forthwith prepare and, subject to the provisions of Section 6(a) hereof, file with the Commission, an appropriate supplement or amendment thereto, and will furnish to each Underwriter and to any dealer in securities, without charge, signed and conformed copies and as many printed copies as the Representative may from time to time reasonably request of amendments or supplements to the Prospectus;

          (d) To make generally available to the Company's stockholders, as soon as practicable, but not later than 60 days after the end of the twelve-month period beginning on the first day of the Company's first fiscal quarter immediately succeeding the Company's fiscal quarter during which the Effective Date occurs, an earnings statement of the Company covering such twelve-month period that satisfies the provisions of Section 11(a) of the Act and the rules and regulations of the Commission thereunder;

          (e) To file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the Effective Date and during any period when the Prospectus is required to be delivered;

          (f) For a period of five years from the Effective Date, to furnish to its stockholders, within the time periods prescribed by the rules and regulations promulgated pursuant to the Exchange Act or such shorter time periods prescribed by the rules of the NYSE, after the end of each fiscal year an annual report (including consolidated balance sheets and statements of operations, retained earnings and cash flows of the Company certified by independent certified public accountants) and, as soon as reasonably practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the Effective
     Date), consolidated summary financial information of the Company for such quarter in reasonable detail;

          (g) During a period of five years from the Effective Date, to furnish to the Representative copies of all reports or other communications (financial or other) generally furnished to its stockholders, and deliver to the Representative (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the NYSE and any other national securities exchange on which any class of securities of the Company is listed; and (B) such additional information as the Representative may from time to time reasonably request concerning the business and financial condition of the Company and its consolidated subsidiaries;

          (h) To apply the net proceeds from the sale of the Securities in the manner set forth in the Prospectus under the caption "Use of Proceeds";

          (i) That it will not, and will cause the Subsidiary and their respective officers, directors, employees, agents and affiliates not to, take, directly or indirectly, any action designed to cause or result in, or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

          (j) That prior to the Time of Delivery there will not be any change in the shares of capital stock of the Company or equity interests in the Subsidiary or material change in the debt of the Company or the Subsidiary, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus;

          (k) That it will not, during the period of 180 days after the Time of Delivery (other than pursuant to or as provided in this Agreement), offer, sell, pledge, contract to sell, sell any option to purchase, purchase any option to sell, grant any option right or warrant or otherwise dispose of (or register for sale under the Act) any shares of capital stock of the Company (or securities convertible into, or exchangeable for, shares of the Company), directly or indirectly, without the prior written consent of Schroder & Co. Inc., or enter into any swap or any other agreement, or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of capital stock of the Company to be settled by delivery, in cash or otherwise; provided, however, that, notwithstanding the foregoing, the Company may, as
     --------  -------
     described in the Prospectus, (i) consummate the Reorganization, (ii) issue options or other awards under its 1999 Stock Option and Incentive Plan in the form of such plan filed as an exhibit to the Registration Statement,
     (iii) issue options under its 1999 Incentive Plan for Outside Directors in the form of such plan furnished to the Representative prior to the date hereof, (iv) issue shares of Common Stock under its 1999 Employee Stock Purchase Plan in the form of such plan filed as an exhibit to the Registration Statement, (v) issue up to 135,000 shares of Common Stock upon exercise of options granted by the Company effective as of the Time of Delivery pursuant to the plans referred to in clauses (ii) and (iii) above and as described in the Prospectus and (vi) file one or more Registration Statements on Form S-8 registering the offer and sale of Common Stock under the plans referred to in clauses (ii), (iii) and (iv) above;

          (l) To use its best efforts to cause the Securities to be listed on the NYSE, at all times from the Effective Date until such time as the Representative notifies the Company that the distribution of the Securities has been completed and to complete the listing conditions of the NYSE; and

          (m) To consummate the Reorganization (as defined in the Prospectus) as described in the Prospectus as soon as practicable following execution hereof (other than payments with respect to the LLC Distribution (as defined in the Prospectus) which may be made after the Time of Delivery).

     7. Each Selling Stockholder, severally and not jointly, covenants and agrees with each of the Underwriters that:

          (a) Such Selling Stockholder will not, during the period of 180 days after the Time of Delivery, except pursuant to this Agreement, offer, sell, contract to sell, or otherwise dispose of any shares of capital stock of the Company (or securities convertible into, or exchangeable for, shares in the shares of the Company), directly or indirectly, , other than transfers to affiliates of such Selling Stockholder who are wholly-owned direct or indirect subsidiaries of the corporate parent of such Selling Stockholder and who agree to be bound by the terms of this Section 7(a), without the prior written consent of Schroder & Co. Inc. or enter into any swap or any other agreement, or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares in the Company to be settled by delivery, in cash or otherwise;

          (b) Such Selling Stockholder will not, directly or indirectly, take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization (within the meaning of Regulation M promulgated under the Act) or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

          (c) Each Selling Stockholder will advise the Representative and confirm such advice in writing promptly after (i) such Selling Stockholder or any representative or agent of such Selling Stockholder receives any written communication from the Commission relating to the Registration Statement, the Prospectus or any Preliminary Prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Stockholders in connection with the transactions contemplated by this Agreement or (ii) such Selling Stockholder is advised in writing that (A) any statement made in the Registration Statement, the Prospectus or any Preliminary Prospectus is or becomes untrue in any material respect or (B) any change is required in the Registration Statement, the Prospectus or any Preliminary Prospectus, as the case may be, in order to make such statement (with regard to the Prospectus or Preliminary Prospectus, in the light of the circumstances in which it was made) not misleading; and

          (d) Such Selling Stockholder will deliver to the Representative prior to the Time of Delivery a properly completed and executed U.S. Treasury Department Form W-9 or Substitute Form W-9.

     8. The Company covenants and agrees with the several Underwriters and, without affecting any other agreement between the Company or the Subsidiary and any Selling Stockholder, the Selling Stockholders that the Company will pay or cause to be paid, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (i) the fees, disbursements and expenses of counsel and accountants for the Company, and all other expenses of the Company, incurred in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the furnishing of copies thereof, including charges for mailing, air freight and delivery and counting and packaging thereof and of any Preliminary Prospectus and related offering documents to the Underwriters and dealers; (ii) the cost of printing or duplicating this Agreement, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses incurred in connection with the qualification of the Securities for offering and sale under securities laws as provided in Sections 6(a) and 6(b) hereof, including filing and registration fees and the fees, disbursements and expenses for counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys or similar advice with respect to sales; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Securities; (v) all fees and expenses incurred in connection with the listing of the Securities on the NYSE; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8, including the fees of the Company's transfer agent and registrar, the cost of any share issue or transfer taxes on sale of the Securities to the Underwriters, the cost of the Company's personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities and all expenses and transfer taxes incident to the sale and delivery of the Securities to be sold by the Company to the Underwriters hereunder.

     It is understood, however, that, except as provided in this Section 8,
Section 10 hereof and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, share transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     9. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that (i) all representations and warranties and other statements of the Company and the Selling Stockholder herein are true and correct at and as of the Time of Delivery and all representations and warranties and other statements of the Company herein are true and correct at and as of the Option Securities Closing Date, and (ii) the Company and the Selling Stockholders shall have performed all their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Registration Statement shall have become effective, and the Representative shall have received notice thereof not later than [10:00] a.m., New York City time, on the date immediately following the date of execution of this Agreement, or at such other time as the Representative and the Company may agree; if required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); if the Representative and the Company have elected to rely upon Rule 430A, the price of the Securities and any price related to or other information previously omitted from the Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and on or prior to the Time of Delivery the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representative's reasonable satisfaction;

          (b) No action shall have been taken and no statute, rule or regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Time of Delivery, prevent the issuance of the Securities; no injunction, restraining order or order of any nature by a federal, state or provincial court of competent jurisdiction shall have been issued as of the Time of Delivery which would prevent the issuance of the Securities; at the Time of Delivery, no action, suit or proceeding shall be pending against, or, to the knowledge of the Company, threatened against, the Company or the Subsidiary or before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would interfere with or adversely affect the issuance of the Securities or could reasonably be expected to have a Material Adverse Effect, or in any manner invalidate this Agreement or the issuance of the Securities.

          (c) All corporate proceedings and related legal and other matters in connection with the organization of the Company and the Subsidiary and the registration, authorization, issue, sale and delivery of the Securities shall have been reasonably satisfactory to McDermott, Will & Emery, counsel to the Underwriters, and McDermott, Will & Emery shall have been timely furnished with such documents and information as they may reasonably have requested to enable them to pass upon the matters referred to in this
     Section 9(c);

          (d) The Representative shall not have advised the Company or any Selling Stockholder that the Registration Statement or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact or omits to state a fact which in the Representative's judgment is in either case material and in the case of an omission is required to be stated therein or is necessary to make the statements therein (with regard to the Prospectus, in the light of the circumstances under which they were made) not misleading;

          (e) Hogan & Hartson L.L.P., as special counsel to the Company, shall have furnished to the Representative their written opinion (in the form attached as Appendix C hereto), dated the Time of Delivery or the Option Securities Closing Date, as applicable, in form and substance satisfactory to the Representative and to McDermott, Will & Emery;

          (f) With respect to each of CIGNA, LICNA and CIG & Co., Choate, Hall & Stewart, as counsel to such Selling Stockholders, shall have furnished to the Representative their written opinion (in the form attached as Appendix D hereto), dated the Time of Delivery, in form and substance satisfactory to the Representative and to McDermott, Will & Emery;

          (g) With respect to The Lincoln National Life Insurance Company, Choate, Hall & Stewart, as counsel to such Selling Stockholder, shall have furnished to the Representative their written opinion (in the form attached as Appendix E hereto), dated the Time of Delivery, in form and substance satisfactory to the Representative and to McDermott, Will & Emery;

          (h) With respect to The Lincoln National Life Insurance Company, inside counsel to such Selling Stockholder shall have furnished to the Representative their written opinion (in the form attached as Appendix F hereto), dated the Time of Delivery, in form and substance satisfactory to the Representative and to McDermott, Will & Emery;

          (i) Woodcock Washburn Kurtz Mackiewicz & Norris LLP, as patent counsel to the Company, shall have furnished to the Representative their written opinion (in the form attached as Appendix G hereto), dated the Time of Delivery, in form and substance satisfactory to the Representative and McDermott, Will & Emery;

          (j) McDermott, Will & Emery, counsel to the Underwriters, shall have furnished to the Representative its written opinion or opinions, dated the Time of Delivery or the Option Securities Closing Date, as applicable, in form and substance satisfactory to the Representative, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (k) At the effective time of this Agreement and also at the Time of Delivery or the Option Securities Closing Date, as applicable, Ernst & Young, LLP shall have furnished to the Representative a letter or letters, dated as of the effective time of this Agreement, and the Time of Delivery, as applicable, or the Option Securities Closing Date, as applicable, in form and substance satisfactory to the Representative in its sole discretion, which letters shall include, but not be limited to, determinations based on those specified procedures set forth or described in Ernst & Young, LLP's comfort letter dated ___________, 1999, which specified procedures shall be performed to and including a date within three days of the date of the applicable letter;

          (l) Neither the Company nor the Subsidiary shall have, since the date of the latest audited financial statements included in the Prospectus, sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Registration Statement and the Prospectus, and, except as set forth or contemplated in the Registration Statement and the Prospectus, there has not been, and prior to the Time of Delivery there will not be, any change in the shares of capital stock of the Company or equity interests in the Subsidiary or change in the debt of the Company or the Subsidiary, any dividend or distribution of any kind declared, paid or made on the shares of capital stock of the Company or equity interest in the Subsidiary, nor any change or any development involving a prospective change, in or affecting the general affairs, management, financial condition, stockholders' or members' equity or results of operations of the Company or the Subsidiary, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case is in the Representative's judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (m) The Company shall have consummated the Reorganization on the terms described in the Prospectus, other than payments with respect to the LLC Distribution, which may be made after the Time of Delivery;

          (n) Between the date hereof and the Time of Delivery or the Option Securities Closing Date, as applicable, there shall have been no declaration of war by the Government of the United States; at the Time of Delivery or the Option

     Securities Closing Date, as applicable, there shall not have occurred any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or other calamity or crisis, the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities or to enforce contracts for the resale of Securities and no event shall have occurred resulting in (i) trading in securities generally on the NYSE, or in the Common Stock on the NYSE, being suspended or limited or minimum or maximum prices being generally established on such exchange, or (ii) additional material restrictions, not in force on the date of this Agreement, being imposed upon trading in securities generally (or the Common Stock specifically) by the NYSE, or by order of the Commission or any court or other governmental authority or (iii) a general banking moratorium being declared by federal or New York authorities; between the date hereof and the Time of Delivery or the Option Securities Closing Date, as applicable, (a) there shall not have been any inquiry, action, suit, investigation or other proceeding (whether formal or informal) instituted or threatened or any order made by any federal, municipal or other governmental department, commission, board, bureau, agency or instrumentality in the United States, including without limitation, the NYSE or any securities commission or other regulatory authority which, in the opinion of the Underwriters or any of them, acting reasonably, operates to or would prevent or restrict the distribution of the Securities in the United States or prevents or materially restricts trading in the Securities and (b) there shall not have developed, occurred or come into effect (i) any occurrence of national or international consequence, (ii) any action, governmental law or regulation or inquiry or (iii) any other occurrence of any other nature whatsoever which, in the opinion of the Underwriters or any of them, acting reasonably, seriously affects or may seriously affect the financial markets or the business of the Company or the Subsidiary, on a consolidated basis, or would be likely to prejudice materially the success of the proposed issue, sale and distribution of the Securities, and
     (c) the state of the financial markets shall not be or have become such that the Securities cannot, in the reasonable opinion of the Underwriters, or any of them, be profitably marketed.

          (o) The Company and the Selling Stockholders shall have furnished to the Representative at the Time of Delivery or the Option Securities Closing Date, as applicable, certificates signed by the chief operating officer and the chief financial officer of the Company and by each Selling Stockholder, as applicable, satisfactory to the Representative as to such matters as the Representative may reasonably request and as to (i) the accuracy of its and their respective representations and warranties herein at and as of the Time of Delivery or the Option Securities Closing Date, as applicable, and
     (ii) the performance by the Company and each Selling Stockholder of all their respective obligations hereunder to be performed at or prior to the Time of Delivery or the Option Securities Closing Date, as applicable; the Company and the Selling Stockholders shall have furnished or caused to be furnished to the Representative at the Time of Delivery or the Option Securities Closing Date, as applicable, certificates signed by the chief operating officer and the chief financial officer of the Company and each Selling Stockholder, as applicable, as to (i) the fact that each has carefully examined the Registration Statement and Prospectus (in the case of each Selling Stockholder, only the information regarding such Selling Stockholder) and,
     (a) as of the Effective Date, the statements contained in the Registration Statement and the Prospectus were true and correct and neither the Registration Statement nor the Prospectus omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made), except that each Selling Stockholder shall be responsible only for information relating to it or required to be disclosed by it, and (b) in the case of certificates delivered by officers of the Company, since the Effective Date, no event has occurred that is required by the Act or the rules and regulations of the Commission thereunder to be set forth in an amendment of, or a supplement to, the Prospectus that has not been set forth in such an amendment or supplement and (ii) in the case of certificates delivered by officers of the Company, the matters set forth in Sections 9(a) and 9(b) hereof;

          (p) Each person or entity listed on Appendix A shall have delivered to the Representative a Lock-Up Agreement as provided in Section 2(cc) hereof;

          (q) The Company shall have delivered to the Representative evidence that the Securities have been duly authorized for listing on the NYSE upon official notice of issuance as of the Effective Date; and

          (r) The Company shall have delivered to the Representative written evidence that the documents or matters set forth on Appendix B hereto have been delivered, satisfied or fulfilled, as the case may be, in each case in a manner satisfactory to the Representative and McDermott, Will & Emery.

     10. (a) The Company will indemnify, defend and hold harmless each Underwriter and (without limiting any obligation of the Company under any other agreement with any Selling Shareholder) each Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such Selling Stockholder (and their respective officers, directors, agents and affiliates and each person, if any, who controls such Underwriter or such Selling Stockholder within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act) (each, an "Indemnitee") may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading (in the case of the Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made), or (ii) any breach by the Company of any representation or warranty made by the Company in Section 1 hereof, and will reimburse each Indemnitee for legal or other expenses reasonably incurred by such Indemnitee in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the Company shall not be liable
                      --------  -------
     (i) to any Underwriter to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative expressly for use therein or (ii) to any Selling Stockholder to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Underwriters or the Company by such Selling Stockholder in writing expressly for use therein; provided, further, that the indemnity agreement contained in this Section
     --------  -------
     10(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any persons controlling such Underwriter) on account of any losses, claims, damages, liabilities or litigation arising from the sale of Securities to any person, if such Underwriter fails to send or give a copy of the Prospectus as the same may be then supplemented or amended, to such person, within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof.

          The indemnity agreement in this Section 10(a) shall be in addition to any liability which the company may otherwise have.

          (b) Each Selling Stockholder, severally and not jointly, will indemnify, defend and hold harmless each Underwriter and (without limiting any obligation of any Selling Stockholder under any other agreement between such Selling Stockholder and the Company) the Company against any losses, claims, damages or liabilities to which such Underwriter or the Company (and their respective officers, directors, agents and affiliates and each person who controls such Underwriter or the Company within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act) may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
     (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, or the Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading (in the case of the Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made), in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement in reliance upon and in conformity with information furnished to the Underwriters or the Company by such Selling Stockholder in writing expressly for use therein, or (ii) any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 2 hereof, and will reimburse such Underwriter or the Company for any legal or other expenses incurred by such Underwriter or the Company (and their respective officers, directors, agents and affiliates and each person who controls such Underwriter or the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim; provided, however, that the
                                               --------  -------
     indemnity agreement contained in this Section 10(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or its officers, directors, agents, affiliates or person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) on account of any losses, claims, damages, liabilities or litigation arising from the sale of Securities to any person, if such Underwriter fails to send or give a copy of the Prospectus, as the same may be then supplemented or amended, to such person within the time required by the Act and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 6(a) hereof; provided,
                                                                      --------
     further, that no Selling Stockholder against whom a claim for indemnity is
     -------
     made on the basis of the provisions of this Section 10(b) shall be required to indemnify, hold harmless or reimburse the Company or any Underwriter (and their respective officers, directors, agents and affiliates and each person who controls such Underwriter or the Company within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act) in an aggregate amount in excess of the proceeds received by such Selling Stockholder from the sale of Selling Stockholder Security hereunder in connection herewith.

          (c) In addition to any obligations of the Company under Section 10(a) hereof, the Company agrees that it shall perform its indemnification obligations under Section 10(a) hereof with respect to counsel fees and expenses and other expenses reasonably incurred by any Underwriter by making payments within 30 days to such Underwriter in the amount of the statements of such Underwriter's counsel or other statements which shall be forwarded by such Underwriter, and that they shall make such payments notwithstanding the absence of a judicial determination as to the propriety and enforceability of the obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court until such time as a court orders return of such payments.

          (d) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject under the Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter relating to such Underwriter through the Representative expressly for use therein, and will reimburse the Company and each such Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim.

          The indemnity agreement in this Section 10(d) shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and each Selling Stockholder and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.

          (e) Promptly after receipt by an indemnified party under Section 10(a), 10(b) or 10(d) hereof of notice of the commencement of any action (including any governmental investigation), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under any such section, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under Section 10(a), 10(b) or 10(d) hereof except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any indemnified party otherwise than under such Section 10(a), 10(b) or 10(d) hereof. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. If, however,
     (i) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or (ii) an indemnified party shall have reasonably concluded that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them and the indemnified party so notifies the indemnifying party, then the indemnified party shall be entitled to employ counsel different from counsel for the indemnifying party at the expense of the indemnifying party and the indemnifying party shall not have the right to assume the defense of such indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same set of allegations or circumstances. The counsel, if any, with respect to which fees and expenses shall be reimbursed pursuant to the two immediately preceding sentences shall (i) be designated in writing by Schroder & Co. Inc. in the case of parties indemnified pursuant to Sections 10(a) and 10(b) hereof, (ii) in the case of parties indemnified pursuant to
     Section 10(d), and (iii) be designated (A) by the Company if it is the only indemnified party named in any such action, (B) by the Selling Stockholders if they are the only indemnified parties named in any such action, and (C) jointly by the Company and the Selling Stockholder if the Company and one or more Selling Stockholders shall be named in any such action. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 10(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action, claim or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. If an indemnifying party has agreed to assume the defense of any claim against an indemnified party, the indemnified party shall provide the indemnifying party with prior written notice of any proposed settlement and shall not complete any settlement without the prior written consent of the indemnifying party.

          (f) In order to provide for just and equitable contribution under the Act in any case in which (i) any Underwriter (or any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) makes claim for indemnification pursuant to Section 10(a) or 10(b) hereof, but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 10(a) or 10(b) hereof provides for indemnification in such case or (ii) contribution under the Act may be required on the part of any Underwriter or any such controlling person in circumstances for which indemnification is provided under Section 10(d) hereof, then, and in each such case, each indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as an indemnifying party hereunder (after contribution from others) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 10(e) hereof, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 10(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 10(f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim. Notwithstanding the provisions of this Section 10(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 10(f), no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the total proceeds received by such Selling Stockholder from the sale of Selling Stockholder Securities hereunder exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 10(f) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Stockholders' obligations in this Agreement, including, without limitation, obligations under this Section 10 to indemnify and/or contribute, are several and not joint, and no Selling Stockholder shall be liable for any act or omission of any other Selling Stockholder.

          (g) In order to provide for just and equitable contribution under the Act in any case in which (i) any Selling Stockholder or the Company makes a claim for indemnification pursuant to Section 10(a) or 10(b) hereof, but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that Section 10(a) or 10(b) hereof provides for indemnification in such case or (ii) the Company and any Selling Stockholder are required to contribute any amounts to any Underwriter (or any person who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) pursuant to
     Section 10(f) hereof, then, and in each such case, each indemnifying party shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject as an indemnifying or contributing party hereunder (after contribution from others) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Selling Stockholders on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 10(e) hereof, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Stockholders on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company bear to the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Selling Stockholders, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Selling Stockholders on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contributions pursuant to this Section 10(g) were determined by pro rata allocation (even if the Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 10(g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend, defending or appearing as a third-party witness in connection with any such action or claim. Notwithstanding the provisions of this Section 10(g), no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the total proceeds received by such Selling Stockholder from the sale of Selling Stockholder Securities hereunder exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Stockholders' obligations in this Agreement, including, without limitation, obligations under this Section 10 to indemnify and/or contribute, are several and not joint, and no Selling Stockholder shall be liable for any act or omission of any other Selling Stockholder.

          (h) Promptly after receipt by any party to this Agreement of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "contributing party"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability which it may have to any other party for contribution under the Act except to the extent it was unaware of such action and has been prejudiced in any material respect by such failure or from any liability which it may have to any other party other than for contribution under the Act. Notice given pursuant to Section 10(e) hereof shall constitute notice under this Section 10(h). In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party of the commencement thereof, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified on the same terms and subject to the same conditions contained in Section 10(e) hereof.

     11. (a) If any Underwriter shall default on its obligation to purchase the Firm Securities which it has agreed to purchase hereunder, the Representative may in its discretion arrange for it or another party or other parties to purchase such Firm Securities on the terms contained herein. If the aggregate number of Firm Securities as to which Underwriters default is more than one-eleventh of the aggregate number of all the Firm Securities and within 36 hours after such default by any Underwriter the Representative does not arrange for the purchase of such Firm Securities, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Representative to purchase such Firm Securities on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company and the Selling Stockholders that it has so arranged for the purchase of such Firm Securities, or the Company notifies the Representative and the Selling Stockholders that it has so arranged for the purchase of such Firm Securities, the Representative or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representative's opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Firm Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Securities of such defaulting Underwriter or Underwriters by the Representative or the Company and the Selling Stockholders as provided in
     Section 11(a) hereof, the aggregate number of such Firm Securities which remain unpurchased does not exceed one-eleventh of the aggregate number of all the Firm Securities, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of the Firm Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Securities which such Underwriter agreed to purchase hereunder) of the Firm Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Securities of a defaulting Underwriter or Underwriters by the Representative or the Company or any Selling Stockholders as provided in
     Section 11(a) hereof, the aggregate number of such Firm Securities which remain unpurchased exceeds one-eleventh of the aggregate number of all the Firm Securities, or if the Company or any Selling Stockholders shall not exercise the right described in Section 11(b) hereof to require non-defaulting Underwriters to purchase Firm Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate without liability on the part of any non-defaulting Underwriter, the Company or any Selling Stockholder, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in
     Section 8 hereof and the indemnity agreements in Section 10 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     12. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any Selling Stockholder, or an officer or director or controlling person of the Company or any Selling Stockholder and shall survive delivery of and payment for the Securities.

     13. This Agreement shall become effective (a) if the Registration Statement has not heretofore become effective, at the earlier of 12:00 Noon, New York City time, on the first full business day after the Registration Statement becomes effective, or at such time after the Registration Statement becomes effective as the Representative may authorize the sale of the Securities to the public by Underwriters or other securities dealers or (b) if the Registration Statement has heretofore become effective, at the earlier of 24 hours after the filing of the Prospectus with the Commission or at such time as the Representative may authorize the sale of the Securities to the public by Underwriters or securities dealers, unless, prior to any such time the Representative shall have received notice from the Company that it elects that this Agreement shall not become effective, or the Representative, or through the Representative such of the Underwriters as have agreed to purchase in the aggregate fifty percent or more of the Firm Securities hereunder, shall have given notice to the Company that the Representative or such Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section and Sections 8 and 10 hereof shall at all times be effective.

     If this Agreement shall be terminated pursuant to Section 11 hereof, or if this Agreement, by election of the Representative or the Underwriters, shall become effective pursuant to the provisions of this Section, neither the Company nor any Selling Stockholder shall then be under any liability to any Underwriter except as provided in Sections 8 and 10 hereof, but if this Agreement becomes effective and is not so terminated but the Securities are not delivered by or on behalf of the Company as provided herein because the Company has been unable for any reason beyond its control and not due to any default by it to comply with the terms and conditions hereof, the Company will reimburse the Underwriters through the Representative for all out-of-pocket expenses approved in writing, by the Representative, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor any Selling Stockholder shall then be under any further liability to any Underwriter except as provided in Sections 8 and 10 hereof.

     14. (a) The statements set forth under the caption "Underwriting" in the Prospectus constitute the only information furnished by any Underwriter through the Representative to the Company for purposes of Sections 1(b), 1(c), and 10 hereof.

          (b) The statements relating to each Selling Stockholder set forth under the captions "Certain Transactions" and "Principal and Selling Stockholders" in the

     Prospectus constitute the only information furnished by such Selling Stockholder to the Company for purposes of Sections 1(b), 1(c), and 10 hereof.

     15. In all dealings hereunder, the Representative shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representative jointly with any such Underwriter or by the Representative.

     All statements, requests, notices and agreements hereunder, unless otherwise specified in this Agreement, shall be in writing and, if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to the Representative in care of Schroder & Co. Inc., Equitable Center, 787 Seventh Avenue, New York, New York 10019, Attention: Syndicate Department, with a copy (which shall not constitute notice) to McDermott, Will & Emery, 50 Rockefeller Plaza, New York, New York 10020, Attention: Dov Schwell, Esq.; if to the Company, shall be delivered or sent by letter sent by mail or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to the address of the Company set forth in the Registration Statement, Attention:
Anthony J. Cavanna with a copy (which shall not constitute notice) to Hogan & Hartson, L.L.P., 555 Thirteenth Street, NW, Washington, D.C. 20004, Attention:
Richard J. Parrino, Esq.; and if to the Selling Stockholders, to CIGNA, 900 Cottage Grove Road, S-215, Hartford, Connecticut 06152-2215, Attention: Linda M. Terry, Esq., Senior Counsel, Investment Law, with a copy (which shall not constitute notice) to Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109, Attention: W. Brewster Lee, Esq.; provided,
                                                               --------
however, that any notice to any Underwriter pursuant to Section 10(e) hereof
-------
shall be delivered or sent by mail or facsimile transmission (subsequently confirmed by delivery or by letter sent by mail) to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

     16. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Selling Stockholders and the Company and, to the extent provided in Sections 10 and 12 hereof, the officers, directors, agents, affiliates of the Company and each Underwriter and each Selling Stockholder and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     18. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, manually or facsimile executed counterparts of which, to the extent practicable and upon request, shall be submitted to the Company and the Selling Stockholders for examination, but without warranty on your part as to the authority of the signers thereof.


                              Very truly yours,

                              TREX COMPANY, INC.


                              By: ________________________________
                                  Name:
                                  Title:



                              CIG & CO.

                              By: CIGNA Investments, Inc., authorized
                                  agent


                              By:__________________________________
                                  Name:
                                  Title:



                              CONNECTICUT GENERAL LIFE
                                INSURANCE COMPANY

                              By: CIGNA Investments, Inc., authorized
                                  agent


                              By:__________________________________
                                  Name:
                                  Title:

                              LIFE INSURANCE COMPANY OF NORTH AMERICA

                              By: CIGNA Investments, Inc., authorized
                                  agent


                              By:___________________________________
                                  Name:
                                  Title:



                              THE LINCOLN NATIONAL LIFE
                                INSURANCE COMPANY

                              By: Lincoln Investment Management
                                  Company,
                                   attorney-in-fact


                              By:___________________________________
                                  Name:
                                  Title:



Accepted as of the date hereof:

SCHRODER & CO. INC., as Representative
 of the several Underwriters

          By: SCHRODER & CO. INC.


          By:_______________________________
             Managing Director

                                  SCHEDULE I



                                             NUMBER OF FIRM
UNDERWRITER                                    SECURITIES
-----------                                    ----------

Schroder & Co., Inc.                        _______________

J.C. Bradford & Co.                         _______________

Total                                           3,353,000
                                                =========

                                  SCHEDULE II



                                                    Number of Selling
           STOCKHOLDER SECURITIES                  Selling Stockholder
           ----------------------                  -------------------

Connecticut General Life Insurance Company               57,062/1/
Life Insurance Company of North America                  11,639/1/
The Lincoln National Life Insurance Company              34,299



__________________
/1/   Such shares are held of record by CIG & Co.

                                 SCHEDULE III

                                  Wire Transfer          Expected
 Selling Party     Address        Information            Proceeds
---------------  -----------      -------------          --------

                                  APPENDIX A


         Persons and Entities Who Are To Execute Lock-Up Agreements
         ----------------------------------------------------------


          Anthony Cavanna
          Robert Matheny
          Andrew Ferrari
          Roger Wittenberg
          CIG & Co.
          Connecticut General Life Insurance Company
          Life Insurance Company of North America
          The Lincoln National Life Insurance Company
          Purchasers of Reserved Shares

                                  APPENDIX B


Following is a listing of additional required deliveries:

1.   Contribution and Exchange Agreement dated as of March 19, 1999

2.   Preferred Units Exchange Agreement dated as of March 19, 1999

3.   Agreement to Terminate Class A Members' Agreement

4.   Agreements to Terminate Employment Agreements of Robert G. Matheny, Anthony
     J. Cavanna, Andrew U. Ferrari, and Roger A. Wittenberg, each dated as of March 19, 1999

                                  APPENDIX C


                             SUBSTANCE OF OPINION
                     IN CONNECTION WITH PUBLIC OFFERING OF
                              TREX COMPANY, INC.


     The following is the substance of an opinion only. Hogan & Hartson, L.L.P. should incorporate the substance of this Appendix C in their opinion.

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus.

2. The Company has an authorized capitalization as of June 30, 1998 as set forth in the Prospectus, and all of the issued shares of Common Shares of the Company have been duly and validly authorized and issued and are fully paid and nonassessable; and the Common Shares conform to the description of the Common Shares contained in the Prospectus.

3. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates).

4. The Company has the corporate power and authority to execute, deliver and perform all of its obligations under the Underwriting Agreement and to issue, sell and deliver the Common Shares; the Underwriting Agreement has been duly and validly authorized by all necessary corporate action by the Company, and has been duly executed and delivered by the Company.

5. The Common Shares have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and nonassessable, and to the best of such counsel's knowledge, the issuance of such Common Shares is not subject to any preemptive or similar rights.

6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

7. The issuance and sale of the Common Shares by the Company and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation, judgment, order or decree of any court, arbitrator, or governmental agency or body having jurisdiction over the Company or any of its properties.

8. The Company is not in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance or any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound.


9. To such counsel's knowledge and except as described in the Prospectus, there are no legal or governmental proceedings pending or threatened against the Company to which any of its property is subject which, if determined adversely to the Company, is of a character required to be disclosed in the Prospectus which has not been properly disclosed by the Company.

10. No consent, approval, authorization or order of, or filing, registration or qualification with any Governmental Authorities (the "Governmental Approvals"), which has not been obtained, taken or made (other than pursuant to any state securities or Blue Sky laws or foreign securities laws, as to which such counsel need not express an opinion), is required for the issuance or sale of the Common Shares or the performance by the Company of its obligations under the Underwriting Agreement. For purposes of this opinion, the term "Governmental Authorities" means any executive, legislative, judicial, administrative or regulatory body of the United States of America, the States of Delaware and New York, or the Commonwealth of Virginia.

11. The statements in the Prospectus under the caption "Description of Capital Stock," insofar as they purport to constitute a summary of the Common Shares, and under the captions "Risk Factors Impact of Government Regulation," "Business Governmental Regulation," "Risk Factors Shares Eligible for Future Sale; Registration Rights," "Shares Eligible for Future Sale" and "Underwriting," as well as under the caption "Indemnification of Directors and Officers" in Item 14 of Part II of the Registration Statement, to the extent that they constitute summaries of United States federal statutes, rules and regulations, or portions thereof, or insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects.

12. Any required filing of the Prospectus, and any supplements thereto pursuant to Rule 424(b), has been made in the manner and within the time period required by Rule 424(b).

13. Except as disclosed in the Prospectus, to the best of such counsel's knowledge, no holder of any security of the Company has any right to require registration of any shares of Common Shares or any other security of the Company.

14. The Company is not required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.


15. The Reorganization has been consummated, and Trex Company, Inc. is the successor to all of the obligations of Trex Company, LLC.

16. We do not know of any contract or other document which is required to be filed as an exhibit to the Registration Statement by the Securities Act or the rules and regulations of the Commission under the Act, and the rules promulgated thereunder, which have not been so filed.

17. Each of the Registration Statement and the Prospectus, as of their respective effective or issue dates, appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission under the Securities Act, except for the financial statements and notes thereto, financial statement schedules and other financial, data or ratios included in or omitted from either of them, as to which such counsel need not express an opinion. For the purposes of the opinion in this paragraph 17, such counsel may assume that the statements made in the Registration Statement and Prospectus are complete and correct.

                                   *   *   *

     Such counsel has been advised orally by the staff of the Commission that no stop order suspending the effectiveness of the Registration has been issued and, to our knowledge, no proceedings for that purpose have been initiated or are pending or are threatened by the Commission.

     Such counsel has participated in conferences with certain officers, employees and other representatives of the Company, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume responsibility for, the accuracy or completeness of the statements contained in either of them (other than as explicitly stated in paragraphs 9 and 13 above), based upon such participation (and relying, as to materiality, to the extent we deemed reasonable, on officers, employees and other representatives of the Company), no facts have come to such counsel's attention to lead it to believe that (a) the Registration Statement or any amendment (except for the financial statements or notes thereto, financial statement schedules and other financial data or ratios included in or omitted from those documents, as to which such counsel need not express any such belief), at the time it became effective or on the date of this letter, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus or any amendment or supplement (except for the financial statements and notes thereto, financial statement schedules and other financial data or ratios included in or omitted from those documents, as to which such counsel need not express any such belief), at the time the Prospectus was issued or on the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                  APPENDIX D


                       OPINION OF CHOATE, HALL & STEWART
                             (AS TO CIGNA PARTIES)

1. Each Selling Stockholder [CIGNA, LICNA AND CIG & CO.] has been duly organized and is validly and existing in good standing under the laws of the state of its organization.

2. Each Selling Stockholder has the power (corporate or otherwise) and authority to execute, deliver and perform all of its obligations under the Underwriting Agreement and the Agreement and Power of Attorney and to sell and deliver the Securities being sold by such Selling Stockholder; the Underwriting Agreement and the Agreement and Power of Attorney have been duly and validly authorized by all necessary action (corporate and other) by each Selling Stockholder, and have been duly executed and delivered by each Selling Stockholder.

3. The Underwriting Agreement and the Agreement and Power of Attorney are legal, valid and binding agreements of each Selling Stockholder, enforceable in accordance with their terms, except as enforcement of the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

4. The sale of the Securities being sold by each Selling Stockholder and the compliance by each Selling Stockholder with all of the provisions of the Underwriting Agreement and the Agreement and Power of Attorney and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, or
(ii) result in any violation of the provisions of the certificate of incorporation or by-laws of any Selling Stockholder or any statute or any order, rule or regulation, judgment, order or decree of any court, arbitrator, or governmental agency or body having jurisdiction over any Selling Stockholder or any of their respective properties or assets.

5. No consent, approval, authorization or order of, or filing, registration or qualification with any governmental authority, which has not been obtained, taken or made (other than pursuant to the Securities Act of 1933, as amended, any state securities or Blue Sky laws or foreign securities laws or from the National Association of Securities Dealers or the New York Stock Exchange, as to all of which we express no opinion), is required for the sale of the Securities or the performance by the Selling Stockholders of their obligations under the Underwriting Agreement or the Agreement and Power of Attorney.

6. Upon delivery of and payment for the Securities being sold by each Selling Shareholder pursuant to the Underwriting Agreement and registration of Securities in the names of the Underwriters in the stock records of the Company, the several Underwriters will receive good and marketable title to such Securities, free and clear of any adverse claim (within the meaning of the Uniform Commercial Code), assuming at such time that the Underwriters acquire the Securities in good faith without notice of any adverse claim and are otherwise bona fide purchasers (within the meaning of the Uniform Commercial
Code).

                                  APPENDIX E

                       OPINION OF CHOATE, HALL & STEWART
                           (AS TO LINCOLN NATIONAL)

1. Each Selling Stockholder is validly existing in good standing under the laws of the state of its organization.

2. The Underwriting Agreement and the Agreement and Power of Attorney are legal, valid and binding agreements of each Selling Stockholder, enforceable in accordance with their terms, except as enforcement of the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3. No consent, approval, authorization or order of, or filing, registration or qualification with any governmental authority, which has not been obtained, taken or made (other than pursuant to the Securities Act of 1933, as amended, any state securities or Blue Sky laws or foreign securities laws or from the National Association of Securities Dealers or the New York Stock Exchange, as to all of which we express no opinion), is required for the sale of the Securities or the performance by the Selling Stockholders of their obligations under the Underwriting Agreement or the Agreement and Power of Attorney.

4. Upon delivery of and payment for the Securities being sold by each Selling Shareholder pursuant to the Underwriting Agreement and registration of Securities in the names of the Underwriters in the stock records of the Company, the several Underwriters will receive good and marketable title to such Securities, free and clear of any adverse claim (within the meaning of the Uniform Commercial Code), assuming at such time that the Underwriters acquire the Securities in good faith without notice of any adverse claim and are otherwise bona fide purchasers (within the meaning of the Uniform Commercial
Code).

                                  APPENDIX F

                           OPINION OF INSIDE COUNSEL
                              TO LINCOLN NATIONAL

1. Each Selling Stockholder has been duly organized and is validly existing in good standing under the laws of the state of its organization.

2. Each Selling Stockholder has the power (corporate or otherwise) and authority to execute, deliver and perform all of its obligations under the Underwriting Agreement and the Agreement and Power of Attorney and to sell and deliver the Securities being sold by such Selling Stockholder; the Underwriting Agreement and the Agreement and Power of Attorney have been duly and validly authorized by all necessary action (corporate and other) by each Selling Stockholder, and have been duly executed and delivered by each Selling Stockholder.

3. The sale of the Securities being sold by each Selling Stockholder and the compliance by each Selling Stockholder with all of the provisions of the Underwriting Agreement and the Agreement and Power of Attorney and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any Selling Stockholder is a party or by which any Selling Stockholder is bound or to which any of the property or assets of any Selling Stockholder is subject, or
(ii) result in any violation of the provisions of the certificate of incorporation or by-laws of any Selling Stockholder or any statute or any order, rule or regulation, judgment, order or decree of any court, arbitrator, or governmental agency or body having jurisdiction over any Selling Stockholder or any of their respective properties or assets.